UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2011

ADAMA TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-148910	98-0552470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Aviram Malik 76/7 Zalman Shazar Street,
Hod Hasharon, Israel	45350
(Address of Principal Executive Offices)	(Zip Code)

972 (544) 6550341
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Adama Technologies Corporation announced on October 28, 2011, that its reverse stock split at a ratio of 1-for-300 will become effective on October 28, 2011. The stock symbol will have an added "D" ("ADACD") for 20 calendar days commencing today to signify the reverse stock split has occurred.

Item 9.01 Financial Statements and Exhibits.

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 31, 2011

ADAMA TECHNOLOGIES CORPORATION
By:  /s/ Aviram Malik
Aviram Malik
Chief Executive Officer